Exhibit 13.1

Annual Certification
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

          Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of Ducati Motor Holdings S.p.A. (the “Company”) does hereby certify, to such officer’s knowledge, that:

          The Annual Report on Form 20-F for the year ended December 31, 2004 of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 20-F fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: June 30, 2005	/s/ FEDERICO MINOLI

Name: Federico Minoli
Title: Managing Director

Dated: June 30, 2005	/s/ ENRICO D’ONOFRIO

Name: Enrico D’Onofrio
Title: Manager of Finance

The foregoing certification is being furnished solely pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code) and is not being filed as part of the Form 20-F or as a separate disclosure document.